UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 2004

                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                         -----------------------------

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
           DELAWARE                                 0-18121                              36-3664868
(State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
        Incorporation)

  55TH STREET & HOLMES AVENUE                                                               60514
   CLARENDON HILLS, ILLINOIS                                                             (Zip Code)
(Address of principal executive
           offices)
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       Registrant's telephone number, including area code (630) 325-7300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE.
            ------------------------

         On September 9, 2004, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Lehman Brothers 2004 Financial Services
Conference on September 13, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the materials to be used by MAF for the presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                           Forward-Looking Information
                           ---------------------------

         Statements contained in or incorporated by reference into this report that are not historical facts constitute forward-looking statements (within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions.
These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate,"
"estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

         Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, higher than expected overhead, infrastructure and compliance costs, difficulties implementing the Company's business model in the Milwaukee area markets, unanticipated changes in interest rates or flattening of the yield curve, demand for loan products, unanticipated changes in secondary mortgage market conditions or the market for mortgage servicing rights, deposit flows, competition, adverse federal or state legislative or regulatory developments, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and Federal Reserve Board, difficulties or delays in completing the acquisition of Chesterfield, higher than expected costs or unanticipated difficulties associated with the integration of Chesterfield into MAF, deteriorating economic conditions which could result in increased delinquencies in MAF's or Chesterfield's loan portfolio, the quality or composition of MAF's or Chesterfield's loan or investment portfolios, demand for financial services and residential real estate in MAF's or Chesterfield's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MAF BANCORP, INC.


                                              By:  /s/ Jerry A. Weberling
                                                   ----------------------
                                                   Jerry A. Weberling
                                                   Executive Vice President and
                                                     Chief Financial Officer

Date:  September 9, 2004


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1      Press Release dated September 9, 2004.
Exhibit 99.2      Conference Presentation Materials


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